Statement of Additional Information Supplement

March 31, 2021

Morgan Stanley Institutional Fund, Inc.

Supplement dated March 31, 2021 to the Morgan Stanley Institutional Fund, Inc. Statement of Additional Information dated April 30, 2020

Advantage Portfolio

Asia Opportunity Portfolio

Counterpoint Global Portfolio

Developing Opportunity Portfolio

Global Advantage Portfolio

Global Permanence Portfolio

Global Opportunity Portfolio

Growth Portfolio

Inception Portfolio

International Advantage Portfolio

International Opportunity Portfolio

Permanence Portfolio (each, a "Portfolio")

The following is hereby added to the end of the "Other Securities and Investment Strategies" section of the table entitled "Investment Policies and Strategies" with respect to each Portfolio in the Statement of Additional Information:

Bitcoin Exposure	X

The following is hereby added at the end of the section of the Statement of Additional Information entitled "Investment Policies and Strategies":

Bitcoin Exposure. Certain Funds may have exposure to bitcoin indirectly through cash settled futures or indirectly through investments in Grayscale Bitcoin Trust (BTC) ("GBTC"), a privately offered investment vehicle that invests in bitcoin. To the extent a Fund invests in bitcoin futures or GBTC, it will do so through a wholly-owned subsidiary, which is organized as an exempted company under the laws of the Cayman Islands (each, a "Subsidiary"). A Fund may at times have no exposure to bitcoin.

Bitcoin is a digital asset whose ownership and behavior are determined by participants in an online, peer-to-peer network that connects computers that run publicly accessible, or "open source," software that follows the rules and procedures governing the bitcoin network (commonly referred to as the bitcoin protocol). The value of bitcoin, like the value of other cryptocurrencies, is not backed by any government, corporation, or other identified body. The further development of the bitcoin network, which is part of a new and rapidly changing industry, is subject to a variety of factors that are difficult to evaluate.

Bitcoin Cash Settled Futures. Certain Funds may engage in futures contracts based on bitcoin. The only bitcoin futures in which a Fund may invest are cash settled bitcoin futures traded on futures exchanges registered with the CFTC.

Bitcoin futures expose a Fund to all of the risks related to bitcoin discussed below and also expose the Fund to risks specific to bitcoin futures. Regulatory changes or actions may alter the nature of an investment in bitcoin futures or restrict the use of bitcoin or the operations of the bitcoin network or exchanges on which bitcoin trades in a manner that adversely affects the price of bitcoin futures, which could adversely impact a Fund and necessitate the payment of large daily variation margin payments to settle the Fund's losses.

A Fund's investment in bitcoin futures may involve illiquidity risk, as bitcoin futures are not as heavily traded as other futures given that the bitcoin futures market is relatively new. In addition, exchanges on which bitcoin futures are traded and their related clearinghouses and a Fund's FCMs generally require a Fund to maintain relatively high levels of initial margin at the clearinghouse and FCM in connection with bitcoin futures. Initial margin requirements will increase if a Fund's bitcoin futures investments increase in value.

Exchanges on which bitcoin is traded (which are the source of the price(s) used to determine the cash settlement amount for a Fund's bitcoin futures) have experienced, and may in the future experience, technical and operational issues, making bitcoin prices unavailable at times. In addition, the cash market in bitcoin has been the target of fraud and manipulation, which could affect the pricing of bitcoin futures contracts.

In addition, bitcoin and bitcoin futures have generally exhibited significant price volatility relative to traditional asset classes. Bitcoin futures may also experience significant price volatility as a result of the market fraud and manipulation noted above.

Futures contracts based on bitcoin are also subject to the risks otherwise applicable to derivatives, in particular those described in "Futures Contracts."

Investments in GBTC. Certain Funds may obtain investment exposure to bitcoin indirectly through investing in GBTC. The amount of a Fund's investment in GBTC will be subject to certain limits at the time of investment. GBTC's investment objective is for the shares of GBTC to reflect the value of bitcoin held by GBTC, less expenses and other liabilities, and the risks of investing in GBTC are similar to the risks of investing in cryptocurrencies generally. Investments in GBTC expose a Fund to all of the risks related to bitcoin discussed below and also expose the Fund to risks specific to GBTC.

Shares of GBTC have historically traded, and may continue to trade, at a significant premium or discount to NAV. To the extent GBTC trades at a discount to NAV, the value of a Fund's investment in GBTC would typically decrease, even if the value of GBTC's underlying holdings in bitcoin does not decrease. In addition, there is no guarantee that an active trading market for GBTC will exist at any time. A Fund's investment in GBTC will be subject to the operating expenses associated with GBTC. If GBTC incurs expenses in U.S. dollars, GBTC would be required to sell bitcoins to pay these expenses. The sale of GBTC's bitcoins to pay expenses in U.S. dollars at a time of low bitcoin prices could adversely affect the value of a Fund's investment in GBTC. Over time, sales of bitcoin by GBTC to pay expenses will decrease the amount of bitcoin associated with each share of GBTC. In addition, GBTC is susceptible to theft of its bitcoin holdings, which would negatively affect an investment by a Fund in GBTC.

A Fund's investments in GBTC are also subject to the risks associated with private funds generally, including liquidity risk. The securities of such private funds are generally not registered under the 1940 Act, the Securities Act of 1933, as amended, or any state securities laws, and therefore a Fund's investments in GBTC will not benefit from the protections and restrictions of such laws.

GBTC is expected to be treated as a grantor trust for U.S. federal income tax purposes, and therefore an investment by a Subsidiary in GBTC will generally be treated as a direct investment by the Subsidiary in bitcoin for such purposes and will be subject to the tax risks related to investment in bitcoin.

Risks Related to Bitcoin. Cryptocurrencies (also referred to as "virtual currencies" and "digital currencies") are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies, the most well-known of which is bitcoin.

Cryptocurrency facilitates decentralized, peer-to-peer financial exchange and value storage that is used like money, without the oversight of a central authority or banks. The value of cryptocurrency is not backed by any government, corporation, or other identified body. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction.

For example, the bitcoin held by GBTC (and a Fund's indirect exposure to such bitcoin) is also susceptible to these risks.

The value of a Fund's investments in cryptocurrency is subject to fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of bitcoin could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies. A Fund's exposure to cryptocurrency could result in substantial losses to the Fund.

Cryptocurrencies trade on exchanges, which are largely unregulated and, therefore, are more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. Cryptocurrency exchanges have in the past, and may in the future, cease operating temporarily or even permanently, resulting in the potential loss of users' cryptocurrency or other market disruptions. Cryptocurrency exchanges are more exposed to the risk of market manipulation than exchanges for traditional assets. Cryptocurrency exchanges that are regulated typically must comply with minimum net capital, cybersecurity, and anti-money laundering requirements, but are not typically required to protect customers or their markets to the same extent that regulated securities exchanges or futures exchanges are required to do so. Furthermore, many cryptocurrency exchanges lack certain safeguards established by traditional exchanges to enhance the stability of trading on the exchange, such as measures designed to prevent sudden drops in value of items traded on the exchange (i.e., "flash crashes"). As a result, the prices of cryptocurrencies on exchanges may be subject to larger and more frequent sudden declines than assets traded on traditional exchanges. In addition, cryptocurrency exchanges are also subject to the risk of cybersecurity threats and have been breached, resulting in the theft and/or loss of bitcoin and other cryptocurrencies. A cyber or other security breach or a business failure of a cryptocurrency exchange or custodian may affect the price of a particular cryptocurrency or cryptocurrencies generally. A risk also exists with respect to malicious actors or previously unknown vulnerabilities, which may adversely affect the value of bitcoin.

Factors affecting the further development of cryptocurrency include, but are not limited to: continued worldwide growth or possible cessation or reversal in the adoption and use of cryptocurrency and other digital assets; government and quasi-government regulation or restrictions on or regulation of access to and operation of digital asset networks; changes in consumer demographics and public preferences; maintenance and development of open-source software protocol; availability and popularity of other forms or methods of buying and selling goods and services; the use of the networks supporting digital assets, such as those for developing smart contracts and distributed applications; general economic conditions and the regulatory environment relating to digital assets; negative consumer or public perception; and general risks tied to the use of information technologies, including cyber risks. A breach or failure of one cryptocurrency may lead to a loss in confidence in, and thus decreased usage or and or value of, other cryptocurrencies.

Currently, there is relatively limited use of cryptocurrency in the retail and commercial marketplace, which contributes to price volatility. A lack of expansion by cryptocurrencies into retail and commercial markets, or a contraction of such use, may result in increased volatility or a reduction in the value of cryptocurrencies, either of which could adversely impact a Fund's investment in cryptocurrency. In addition, to the extent market participants develop a preference for one cryptocurrency over another, the value of the less preferred cryptocurrency would likely be adversely affected.

Cryptocurrency is a new technological innovation with a limited history; it is a highly speculative asset and future regulatory actions or policies may limit, perhaps to a materially adverse extent, the value of a Fund's indirect investment in cryptocurrency and the ability to exchange a cryptocurrency or utilize it for payments.

Many significant aspects of the tax treatment of investments in cryptocurrency are uncertain, and a direct or indirect investment in cryptocurrency may produce income that if directly earned by a RIC, like a Fund, would be treated as non-qualifying income for purposes of the income test applicable to RICs. Accordingly, to the extent a Fund invests in bitcoin futures or GBTC, it will do so through a Subsidiary.

In 2014, the IRS released a notice (the "Notice") discussing certain aspects of "convertible virtual currency" (that is, digital assets that have an equivalent value in fiat currency or that act as a substitute for fiat currency) for U.S. federal income tax purposes and, in particular, stating that such a digital asset (i) is "property," (ii) is not "currency" for purposes of the rules relating to foreign currency gain or loss and (iii) may be held as a capital asset. In 2019, the IRS released a revenue ruling and a set of "Frequently Asked Questions" (the "Ruling & FAQs") that provide some additional guidance. However, the Notice and the Ruling & FAQs do not address other significant aspects of the U.S. federal income tax treatment of digital assets. Moreover, although the Ruling & FAQs address the treatment of hard forks, there continues to be uncertainty with respect to the income and withholding taxation of incidental rights received through a fork in the blockchain, airdrops offered to bitcoin holders and other similar events, including situations where such rights are disclaimed, as is expected with respect to GBTC's intended treatment of such events.

The taxing authorities of certain states (i) have announced that they will follow the Notice with respect to the treatment of digital assets for state income tax purposes and/or (ii) have issued guidance exempting the purchase and/or sale of digital assets for fiat currency from state sales tax. It is unclear what further guidance on the treatment of digital assets for state tax purposes may be issued in the future.

It is unclear what additional guidance on the treatment of digital assets for U.S. federal, state and local income tax purposes may be issued in the future. Because of the evolving nature of digital assets, it is not possible to predict potential future developments that may arise with respect to digital assets. Any future guidance on the treatment of digital assets for federal, state or local tax purposes could result in adverse tax consequences for investors in the Fund and could have an adverse effect on the value of bitcoin.

The section of the Statement of Additional Information entitled "Investment Policies and Strategies—Special Risks Related to the Cayman Islands Subsidiary" is hereby deleted and replaced with the following:

Special Risks Related to the Cayman Islands Subsidiary. Each of the Advantage Portfolio, Asia Opportunity Portfolio, Counterpoint Global Portfolio, Developing Opportunity Portfolio, Global Advantage Portfolio, Global Permanence Portfolio, Global Opportunity Portfolio, Growth Portfolio, Inception Portfolio, International Advantage Portfolio, International Opportunity Portfolio and Permanence Portfolio may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands. Each Subsidiary may invest in GBTC, cash-settled bitcoin futures and other investments. Investments in each Subsidiary are expected to provide a Fund with exposure to bitcoin within the limitations of Subchapter M of the Code and Internal Revenue Service ("IRS") revenue rulings, as discussed below under "Taxes." Each Subsidiary is a company organized under the laws of the Cayman Islands and is overseen by its own board of directors. Each Fund is the sole shareholder of its respective Subsidiary, and it is not currently expected that shares of any Subsidiary will be sold or offered to other investors. To the extent that a Fund invests in a Subsidiary, the Fund may be subject to the risks associated with such bitcoin and other bitcoin related investments.

While each Subsidiary may be considered similar to investment companies, it is not registered under the 1940 Act and, unless otherwise noted in the Prospectus and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Fund and/or the Subsidiary to operate as described in the applicable Prospectus and this SAI and could eliminate or severely limit the Fund's ability to invest in the Subsidiary which may adversely affect the Fund and its shareholders.

The third paragraph in the section of the Statement of Additional Information entitled "Investment Advisory and Other Services—Adviser" is hereby deleted and replaced with the following:

Each of the Advantage Portfolio, Asia Opportunity Portfolio, Counterpoint Global Portfolio, Developing Opportunity Portfolio, Global Advantage Portfolio, Global Permanence Portfolio, Global Opportunity Portfolio, Growth Portfolio, Inception Portfolio, International Advantage Portfolio, International Opportunity Portfolio and Permanence Portfolio may gain exposure to bitcoin and other assets by investing up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands. Each Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to that Subsidiary. In consideration of these services, each Subsidiary will pay to the Manager at the end of each of the Subsidiary's fiscal quarters, an advisory fee calculated by applying a quarterly rate, based on the annual percentage rate of 0.05%, to the average daily net assets of the Subsidiary for the quarter. The Adviser will waive or credit such amounts against the fees payable to the Adviser by the Funds. The Adviser, with respect to each Subsidiary, has entered into a separate contract with the Sub-Adviser whereby the Sub-Adviser provides investment advisory services to each Subsidiary. The Adviser pays the Sub-Adviser a portion of the net advisory fees the Adviser receives from each Fund. The Sub-Adviser will waive or credit such amounts against the fees payable to the Sub-Adviser by the Adviser.

Each Fund and each Subsidiary have entered into contracts for the provision of custody and audit services with service providers.

Each Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by a Fund. As a result, the Adviser, in managing a Subsidiary's portfolio, is subject to the same investment policies and restrictions that apply to the management of a Fund (as discussed above, the Subsidiary may invest in cash settled bitcoin futures or GBTC) and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage and the timing and method of valuation of the Subsidiary's portfolio investments and shares of the Subsidiary. Certain of these policies and restrictions are described in detail in this SAI.

The consolidated financial statements of each Subsidiary will be included in the Annual Report and Semi-Annual Report of the Funds provided to shareholders.

The fifth, sixth and seventh paragraphs in the section of the Statement of Additional Information entitled "Taxes—Regulated Investment Company Qualifications" are hereby deleted and replaced with the following:

Each of the Advantage Portfolio, Asia Opportunity Portfolio, Counterpoint Global Portfolio, Developing Opportunity Portfolio, Global Advantage Portfolio, Global Permanence Portfolio, Global Opportunity Portfolio, Growth Portfolio, Inception Portfolio, International Advantage Portfolio, International Opportunity Portfolio and Permanence Portfolio may seek to gain exposure to bitcoin through investments in a Subsidiary. Historically, the IRS has issued private letter rulings in which the IRS specifically concluded that income and gains from investments in a wholly-owned foreign subsidiary that invests in commodity-linked instruments are "qualifying income" for purposes of the 90% gross income test described above. The Funds have not received such a private letter ruling, and are not able to rely on private letter rulings issued to other taxpayers. The IRS recently issued final regulations that would generally treat a Fund's income inclusion with respect to a Subsidiary as qualifying income either if (i) there is a distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion or (ii) such inclusion is derived with respect to the Fund's business of investing in stock, securities or currencies. The tax treatment of a Fund's investments in a Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS that could affect whether income derived from such investments is "qualifying income" under Subchapter M of the Code, or otherwise affect the character, timing and/or amount of the Fund's taxable income or any gains and distributions made by the Fund. No assurances can be provided that the IRS would not be able to successfully assert that a Fund's income from such investments was not "qualifying income," in which case the Fund would fail to qualify as a RIC under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

A foreign corporation, such as a Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. The rules regarding whether the Subsidiary will be treated as engaged in a U.S. trade or business as a result of its bitcoin related investments are not certain. It is expected that each Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of a Subsidiary's activities were determined not to be of the type described in the safe harbor, then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such. In general, a foreign corporation, such as a Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that any Subsidiary will derive income subject to such withholding tax.

Each Subsidiary will be treated as a controlled foreign corporation and each Fund will be treated as a "U.S. shareholder" of the Subsidiary. As a result, each Fund will be required to include in gross income for U.S. federal income tax purposes all of a Subsidiary's "Subpart F income," whether or not such income is distributed by the Subsidiary. Each Fund's recognition of a Subsidiary's "Subpart F income" will increase the Fund's tax basis in its respective Subsidiary. Distributions by a Subsidiary to a Fund will be tax-free, to the extent of their previously undistributed "Subpart F income," and will correspondingly reduce the Fund's tax basis in the Subsidiary. "Subpart F income" is generally treated as ordinary income, regardless of the character of a Subsidiary's underlying income. If a net loss is realized by a Subsidiary, such loss is not generally available to offset the income earned by a Fund, and such loss cannot be carried forward to offset taxable income of the Fund or the Subsidiary in future periods.

The fourth and fifth paragraphs in the section of the Statement of Additional Information entitled "Investment Policies and Strategies—Derivatives—Regulatory Matters" are hereby deleted and replaced with the following:

The Adviser, with respect to each Fund, has filed a notice of eligibility with the National Futures Association ("NFA") claiming an exclusion from the definition of the term "commodity pool operator" ("CPO") pursuant to CFTC Regulation 4.5, as promulgated under the Commodity Exchange Act, as amended ("CEA"), with respect to each Fund's operations. In addition, the Adviser will operate each Subsidiary (as defined below) in reliance on an exemption from registration as a CPO under CFTC Regulation 4.13(a)(3). Therefore, neither the Funds nor the Adviser (with respect to the Funds and each Subsidiary) is subject to registration or regulation as a commodity pool or CPO under the CEA. If the Adviser or a Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.

The section of the Statement of Additional Information entitled "Investment Policies and Strategies—Commodity-Linked Investments" is hereby deleted and replaced with the following:

Commodity-Linked Investments. Certain Funds may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative securities, such as structured notes, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or certain other tangible items, as compared to stocks or bonds, which are intangible financial instruments. In choosing investments, the Adviser seeks to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities held by a Fund may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt or equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Funds' investments may underperform an investment in traditional securities. Over the long term, the returns on the Funds' investments are expected to exhibit low or negative correlation with stocks and bonds.

Please retain this supplement for future reference.